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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004

AmeriVest Properties Inc.
(Exact name of small business issuer as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-14462 (Commission File No.)	84-1240264 (I.R.S. Employer Identification No.)
1780 South Bellaire Street Suite 100, Denver, Colorado 80222 (Address of principal executive offices)

(303) 297-1800
(Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

        Purchase of Phoenix Office Property.    On March 16, 2004, AmeriVest Properties Inc. (the Company) acquired the Camelback Lakes office property (the Property). The Property is a four building complex located in Phoenix, Arizona which contains approximately 203,000 square feet on 12.04 acres of land. The purchase price for the Property was $31,980,000, which was paid with $21,000,000 from the Company's $42,000,000 senior secured revolving line of credit from Fleet National Bank (Secured Fleet Facility) and the balance from the $30,000,000 unsecured revolving line of credit, also from Fleet National Bank (Unsecured Fleet Facility).

        The Property was purchased from LSF Presidio Investment I, LLC (the Seller), an unaffiliated third party. The purchase price of the Property was determined through negotiations between the Seller and the Company.

        The Secured Fleet Facility bears interest at LIBOR plus 275 basis points or Prime plus 75 basis points and the Unsecured Fleet Facility bears interest at LIBOR plus 400 basis points or Prime plus 250 basis points. Both facilities require monthly payments of interest only with the outstanding principal balances due on November 12, 2005.

        For a more complete description of this transaction, please see the Contract of Sale between the Seller and the Company dated January 15, 2004 (the Purchase Agreement), a copy of which has been previously filed with the Securities and Exchange Commission, and the press release dated March 16, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements And Exhibits.

  (a)
  Financial Statements of Real Estate Properties Acquired:
Independent Auditors' Report	F-1
Statement of Revenue and Certain Expenses for the year ended December 31, 2003	F-2
Notes to Statement of Revenue and Certain Expenses	F-3
  (b)
  Unaudited Pro Forma Financial Information:
Pro Forma Financial Information (unaudited)	F-5
Pro Forma Consolidated Balance Sheet as of December 31, 2003 (unaudited)	F-6
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 (unaudited)	F-7
Notes to Pro Forma Consolidated Financial Statements (unaudited)	F-8
Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2003 (unaudited)	F-9
Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)	F-10
  (c)
  Exhibits

Exhibit Number	Exhibit Title
2.1	Contract of Sale between LSF Presidio Investment I, LLC and AmeriVest Camelback Inc. dated January 15, 2004. Incorporated by reference to Exhibit 10.13 of AmeriVest's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the SEC on March 18, 2004.
99.1	Press Release dated March 16, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.
March 24, 2004	By:	/s/ KATHRYN L. HALE Kathryn L. Hale Chief Financial Officer

INDEPENDENT AUDITORS' REPORT

The Board of Directors of
        AmeriVest Properties Inc.:

        We have audited the accompanying special purpose statement of revenue and certain expenses of the Camelback Lakes office property in Phoenix, Arizona (the Property) for the year ended December 31, 2003. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying special purpose statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of AmeriVest Properties Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

        In our opinion, the special purpose financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Camelback Lakes office property for the year ended December 31, 2003, on the basis of accounting described in Note 1.

                      KPMG LLP

Dallas, Texas
March 22, 2004

CAMELBACK LAKES OFFICE PROPERTY
STATEMENT OF REVENUE AND CERTAIN EXPENSES

For the Year Ended December 31, 2003
REVENUE:
Rental revenue	$3,515,568
Other revenue	334,666

Total revenue	3,850,234

CERTAIN EXPENSES:
Real estate taxes	675,705
Operating expenses	333,375
Repairs and maintenance	443,446
Utilities	226,257
Property management and asset management fees	190,579

Total expenses	1,869,362

EXCESS OF REVENUE OVER CERTAIN EXPENSES	$1,980,872

The accompanying notes are an integral part of this financial statement.

CAMELBACK LAKES OFFICE PROPERTY
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
DECEMBER 31, 2003

NOTE 1—BASIS OF PRESENTATION

        The accompanying statement of revenue and certain expenses reflects the operations of the Camelback Lakes office property (Camelback Lakes or the Property). The Property is located in Phoenix, Arizona.

        The Property was acquired by AmeriVest Properties Inc. (AmeriVest or the Company) on March 16, 2004 for $31,980,000, plus approximately $75,000 in related acquisition fees and costs.

        The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses were prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

        The Company recognizes revenue from tenant leases on the straight-line method over the life of the related leases.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2—OPERATING LEASES

        The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable. Future minimum base rent payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2003, are as follows:

Year ending December 31:
2004	$3,311,339
2005	3,648,681
2006	3,080,963
2007	2,703,963
2008	2,580,982
Thereafter	2,653,976

$17,979,904

        Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

        The following table exhibits those tenants which accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, along with the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of rental revenue for the year ended December 31, 2003	Percentage of future minimum revenues
A	Health	March 14, 2006	15.8%	7.0%
B	Media	April 30, 2006	10.5%	5.0%
C	Finance	September 30, 2009	15.5%	18.7%
D	Media	May 31, 2010	36.6%	48.7%

AMERIVEST PROPERTIES INC.
PRO FORMA FINANCIAL INFORMATION
(unaudited)

        The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of December 31, 2003, as adjusted for the acquisition of Camelback Lakes, as if the transaction had occurred on December 31, 2003.

        The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combines the historical operations of AmeriVest with the historical operations of Camelback Lakes as if the transaction had occurred on January 1, 2003.

        The unaudited pro forma consolidated financial statements have been prepared by AmeriVest's management based upon the historical financial statements of AmeriVest and Camelback Lakes. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the Securities and Exchange Commission.

AMERIVEST PROPERTIES INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2003
(unaudited)

	AmeriVest (Historical)	Acquisition of Camelback Lakes		Pro Forma Combined
ASSETS
Investment in Real Estate
Land	$29,647,423	$5,865,000	(a)	$35,512,423
Building and improvements	187,560,948	21,937,729	(a)	209,498,677
Furniture, fixtures and equipment	799,730	—		799,730
Tenant improvements	6,159,440	—		6,159,440
Tenant leasing commissions	1,063,204	—		1,063,204
Intangible assets	11,468,120	4,252,271	(a)	15,720,391
Less: accumulated depreciation and amortization	(12,806,269)	—		(12,806,269)

Net Investment in Real Estate	223,892,596	32,055,000		255,947,596
Cash and cash equivalents	1,478,285	—		1,478,285
Escrow deposits	5,778,427	—		5,778,427
Investment in unconsolidated affiliate	1,364,032	—		1,364,032
Due from related party	3,371,526	—		3,371,526
Due from unconsolidated affiliate	262,347	—		262,347
Accounts receivable	296,377	—		296,377
Deferred rent receivable	1,401,455	—		1,401,455
Deferred financing costs, net	2,301,043	—		2,301,043
Prepaid expenses and other assets	354,374	—		354,374

Total Assets	$240,500,462	$32,055,000		$272,555,462

LIABILITIES
Mortgage loans and notes payable	$159,530,410	$31,648,929	(b)	$191,179,339
Accounts payable and accrued expenses	2,736,657	—		2,736,657
Accrued real estate taxes	3,169,183	337,116	(a)	3,506,299
Prepaid rents, deferred revenue and security deposits	2,697,635	68,955	(a)	2,766,590
Dividends payable	2,262,170	—		2,262,170

Total Liabilities	170,396,055	32,055,000		202,451,055

STOCKHOLDERS' EQUITY
Common stock	17,401	—		17,401
Capital in excess of par value	91,706,371	—		91,706,371
Distributions in excess of accumulated earnings	(21,619,365)	—		(21,619,365)

Total Stockholders' Equity	70,104,407	—		70,104,407

Total Liabilities and Stockholders' Equity	$240,500,462	$32,055,000		$272,555,462

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited)

	Historical
	AmeriVest	Camelback Lakes	Pro Forma Adjustments		Pro Forma Combined
REAL ESTATE OPERATING REVENUE
Rental revenue	$29,865,670	$3,850,234	$—		$33,715,904

REAL ESTATE OPERATING EXPENSES
Property Operating Expenses
Operating expenses	8,117,055	1,003,078	—		9,120,133
Real estate taxes	3,721,266	675,705	—		4,396,971
Management fees	141,150	190,579	(190,579)	(c)	141,150
General and administrative expenses	3,527,747	—	—		3,527,747
Interest expense	7,867,534	—	1,388,171	(b)	9,255,705
Depreciation and amortization expense	7,023,923	—	548,443	(d)	7,572,366
Impairment of investment in real estate	1,465,932	—	—		1,465,932

	31,864,607	1,869,362	1,746,035		35,480,004

OTHER INCOME/(LOSS)
Interest income	73,470	—	—		73,470
Equity in loss of unconsolidated affiliate	(54,953)	—	—		(54,953)

	18,517	—	—		18,517

NET (LOSS)/INCOME	$(1,980,420)	$1,980,872	$(1,746,035)		$(1,745,583)

LOSS PER SHARE
Basic	$(0.13)				$(0.12)

Diluted	$(0.13)				$(0.12)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	14,686,369				14,686,369

Diluted	14,686,369				14,686,369

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

NOTE 1—BASIS OF PRESENTATION

        The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Camelback Lakes by AmeriVest.

        The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of December 31, 2003 as adjusted for the acquisition of Camelback Lakes as if the transaction had occurred on December 31, 2003.

        The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combines the historical operations of AmeriVest with the historical operations of Camelback Lakes as if the transaction had occurred on January 1, 2003.

        These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2—PRO FORMA ADJUSTMENTS

        The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

  (a)
  The purchase price of the property was allocated to land, building and improvements and intangible assets and associated liabilities in accordance with Statement of Financial Accounting Standards No. 141 "Business Combinations."

  (b)
  The loan under the Secured Fleet Facility in the amount of $21,000,000 bears interest at LIBOR plus 275 basis points or Prime plus 75 basis points and the loan under the Unsecured Fleet Facility in the amount of $10,648,929 bears interest at LIBOR plus 400 basis points or Prime plus 250 basis points. The weighted average interest rates used to calculate interest expense on the Secured Fleet Facility and Unsecured Fleet Facility loans were 3.97% and 5.22%, respectively, for the year ended December 31, 2003. Both facilities require monthly payments of interest only with the outstanding principal balances due on November 12, 2005.

  (c)
  Due to the Company being internally managed, there would be no management fee expense.

  (d)
  Depreciation and amortization expense calculated assuming a 40-year useful life for the building a 57-month useful life for the intangible assets.

NOTE 3—LOSS PER SHARE

        Pro forma loss per share for the year ended December 31, 2003 is computed based on the weighted average number of common shares outstanding during the year. There are no adjustments necessary to arrive at the diluted weighted average number of common shares outstanding as the Company recognized a net loss for the year ended December 31, 2003 and the impact would be anti-dilutive. The amounts excluded from the calculation due to their anti-dilutive effect are as follows: 28,567 options, 76,075 warrants and 116,000 shares of restricted stock.

AMERIVEST PROPERTIES INC.
STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
AND CASH TO BE MADE AVAILABLE BY OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited)

        The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Camelback Lakes) based upon the pro forma consolidated statement of operations for the year ended December 31, 2003. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Revenue	$32,706,091

Expenses
Operating expenses	9,120,133
Real estate taxes	4,396,971
Management fees	141,150
General and administrative expenses	3,527,747
Interest expense	9,255,705
Depreciation and amortization expense	4,771,229

Total expenses	31,212,935

Estimated Taxable Operating Income	1,493,156

Add: Depreciation and amortization expense	4,771,229
Estimated Cash to be Made Available by Operations	$6,264,385

AMERIVEST PROPERTIES INC.
NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
AND CASH TO BE MADE AVAILABLE BY OPERATIONS
(unaudited)

NOTE 1—BASIS OF PRESENTATION

        Depreciation has been estimated based upon an allocation of the purchase price of Camelback Lakes to land (18%) and building (82%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line basis.

        No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (REIT) under the provisions of the Internal Revenue Code (the Code). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements And Exhibits.
SIGNATURES
INDEPENDENT AUDITORS' REPORT
CAMELBACK LAKES OFFICE PROPERTY STATEMENT OF REVENUE AND CERTAIN EXPENSES
CAMELBACK LAKES OFFICE PROPERTY NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES DECEMBER 31, 2003
AMERIVEST PROPERTIES INC. PRO FORMA FINANCIAL INFORMATION (unaudited)
AMERIVEST PROPERTIES INC. PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2003 (unaudited)
AMERIVEST PROPERTIES INC. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 (unaudited)
AMERIVEST PROPERTIES INC. NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
AMERIVEST PROPERTIES INC. STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 (unaudited)
AMERIVEST PROPERTIES INC. NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS (unaudited)